Supplement, dated February 15, 2007,
                              to the Prospectuses,
                           each dated May 1, 2006, for
                        Seligman Common Stock Fund, Inc.,
Seligman High Income Fund Series (on behalf of its Seligman High-Yield Fund) and
                      Seligman Income and Growth Fund, Inc.
                                (each, a "Fund")

The following information is hereby added to each Fund's Prospectuses under the caption entitled "Principal Investment Strategies":

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an "ELS") as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an "Underlying Equity"). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

The following information is hereby added to each Fund's Prospectus under the caption entitled "Principal Risks":

The Fund's investments in ELSs would subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk.

                   Supplement, dated February 15, 2007, to the
        Statements of Additional Information, each dated May 1, 2006, for
                        Seligman Common Stock Fund, Inc.,
Seligman High Income Fund Series (on behalf of its Seligman High-Yield Fund) and
                      Seligman Income and Growth Fund, Inc.
                                 (each, a "Fund")

The following information is added after the section entitled "Options" in each Fund's Statement of Additional Information. With respect to the Statement of Additional Information for Seligman High Income Fund Series, the references below to "Fund" refer only to Seligman High-Yield Fund.

Equity-Linked Securities. The Fund may invest in equity-linked securities (each, an "ELS") as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an "Underlying Equity"). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS typically does not benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELSs in a privately negotiated transaction with the issuer of the ELSs (or its broker-dealer affiliate, collectively referred to in this section as the "issuer"). The Fund may or may not hold an ELS until its maturity.

Investments in ELSs subject the Fund to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Fund wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Fund to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELS. Moreover, it may be may be difficult to obtain market quotations for purposes of valuing the Fund's ELSs and computing the Fund's net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the investment manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.